SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  June 16, 2004
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                        (Date of earliest event reported)


                      HARRINGTON WEST FINANCIAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                       0-50066                  48-1175170
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


610 Alamo Pintado Road, Solvang, California                              93463
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(Address of principal executive offices)                              (Zip Code)


                                 (805) 688-6644
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)

Table of Contents

Item 5.  Other Events and Regulations FD Disclosure.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

SIGNATURE
EXHIBIT 99.1

Item 5.  Other Events and Regulations FD Disclosure.

         On June 16, 2004, Harrington West Financial Group, Inc. (the "Company") announced by press release its special cash dividend of 50 cents per share. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


         (a) Not applicable.

         (b) Not applicable.

         (c) The following exhibits are included with this Report:

             Exhibit 99.1      Press Release dated June 16, 2004


         The information contained in this Report on Form 8-K is furnished pursuant to Item 5 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any of the Company's filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          HARRINGTON WEST FINANCIAL GROUP, INC.


                          By: /s/ Craig J. Cerny
                              ------------------------------------
                              Craig J. Cerny
                              Chairman of the Board and Chief Executive Officer


Date:    June 16, 2004.